Exhibit 10.1
Purchase and Sale Agreement
     This PURCHASE AND SALE AGREEMENT (this “Agreement”) is dated as of October 9, 2008, by and between SandRidge Energy, Inc., a Delaware corporation (the “Buyer”), and Tom L. Ward (“Mr. Ward”), TLW Investments L.L.C., an Oklahoma limited liability company as successor to TLW Investments, Inc., an Oklahoma corporation (“TLW “) and TLW Holdings, L.L.C., an Oklahoma limited liability company (“TLW Holdings”). Mr. Ward, TLW and TLW Holdings are each referred to herein individually as a “Seller” and together as the “Sellers.”
     WHEREAS, the Sellers and the Buyer desire to terminate that certain Riata Energy, Inc. Well Participation Plan dated effective as of June 6, 2006 (the “Plan”), which allows one or more of the Sellers an option to participate as working interest owners in all wells the Buyer drills during each calendar year;
     WHEREAS, the Sellers desire to sell and the Buyer desires to purchase all of the rights and interests which may have been acquired by one or more of the Sellers pursuant to the Plan including, but not limited to, all interests in the wells, proration units and properties described on Exhibit A attached hereto that were acquired pursuant to the Plan (the “WPP Interests”).
     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Buyer and the Sellers agree as follows:
1. Purchase and Sale; Termination of the Plan. Subject to the terms and conditions set forth in this Agreement, at the Closing referred to in Section 4 hereof, the Sellers shall sell, assign, transfer, and deliver to the Buyer, and the Buyer shall purchase, acquire, and take assignment and delivery of the WPP Interests. The Sellers and Buyer agree that the Plan shall be terminated effective as of September 30, 2008 at 11:59 p.m. local time in the jurisdiction in which the WPP Interests are located (the “Effective Time”). The purchase of the WPP Interests shall be effective as of Effective Time.
2. Purchase Price. The Buyer shall pay to TLW Holdings, as the aggregate purchase price for the WPP Interests and termination of the Plan, cash in an amount equal to $60.0 million, as adjusted as provided by Section 5 hereof (the “Purchase Price”). The Purchase Price shall be paid in the manner provided in Section 4 hereof.
3. Assumed and Retained Liabilities.
     3.1 Assumed Liabilities. Upon Closing, the Buyer assumes and hereby agrees to fulfill, perform, be bound by, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and liabilities of any kind whatsoever of the Sellers arising from or relating to the WPP Interests, whether known or unknown, liquidated or contingent, and regardless of whether the same are deemed to have arisen, accrued or are attributable to periods prior to, on or after the Effective Time, including obligations and liabilities of the Sellers concerning: (a) the use, ownership or operation of the WPP Interests, (b) any obligations under or relating to any applicable contracts, (c) furnishing makeup hydrocarbons and/or settling and paying for gas imbalances) according to the terms of applicable operating agreements, gas balancing agreements, hydrocarbons sales, processing, gathering or transportation contracts and other contracts, (d) paying all obligations (including obligations relating to prior underpayments) owed to working interest, royalty, overriding royalty and other interest owners and operators relating to the WPP Interests, including their share of any revenues or proceeds attributable to production or sales of hydrocarbons, (e) any taxes other than income taxes of the Sellers attributable to the WPP Interests for any period or portion thereof beginning on or after the Effective Time; (f) properly plugging, re-plugging and abandoning the wells (including, but not limited to, all usual and normal prudent operations for the plugging, abandonment, surface restoration, site clearance, and disposal of related waste material, including, but not limited to, NORM and asbestos, and of all oil, gas, injection, water or other wells, sumps, pits, ponds, tanks, impoundments, foundations, pipelines, structures and equipment of any kind or description on the WPP Interests, in compliance with all applicable contractual obligations and applicable rules and regulations of governmental bodies having jurisdiction over the WPP Interests, (g) any obligation or liability for the dismantling, decommissioning, abandoning and removing of the WPP Interests or equipment associated therewith, (h) any obligation or liability for the cleaning up, restoration and/or remediation of the premises covered by or related to the WPP Interests in accordance with any agreement, laws and regulations, (i) any and all liabilities, responsibilities, claims, losses, expenses, costs, liens, penalties and fines, incurred or imposed pursuant to any order, notice of responsibility, directive (including requirements embodied in environmental laws), injunction, judgment or similar ruling or act (including settlements) by any governmental authority to the extent arising out of any violation of, or remedial obligation under, any environmental law that is attributable to (or for which any liability or responsibility is incurred or imposed as a result of) the ownership or operation of the WPP Interests prior to, at or after Closing or pursuant to any claim or cause of action by a governmental authority or other person for personal injury, death, property damage, damage to natural resources, remediation or response costs, or similar costs or expenses to the extent arising out of a release of any hazardous materials or any violation of, or any remediation obligation under, any environmental laws that is attributable to (or for which any liability or responsibility is incurred or imposed as a result of) the ownership or operation of the WPP Interests prior to, at or after Closing (“Environmental Liabilities”) and (j) any obligation or liability regarding permits (all of the obligations and liabilities described in this 3.1 are collectively referred to as the “Assumed Liabilities”); provided, the Buyer does not assume (and Assumed Liabilities shall not include) the Retained Liabilities (as defined hereafter).
     3.2 Retained Liabilities. “Retained Liabilities” shall mean any obligations related to claims asserted by any third party for bodily injury to or death of such third party or damage to property owned by such third party and which claims are covered by any of the Sellers’ insurance policies of any of the Sellers to the extent resulting or arising from, or attributable to, the use, ownership or operation of the WPP Interests by the Sellers and attributable to periods prior to the Effective Time.
4. Closing.
     4.1 Time and Place. The Closing of the transfer and delivery of the documents and instruments necessary to consummate the purchases and sales contemplated by this Agreement (the “Closing”) shall be held at the offices of the Company at 11 a.m. on October 9, 2008, or at such other time or place as the Buyer and the Sellers may agree. The date on which the Closing is actually held hereunder is referred to herein as the “Closing Date.”

     4.2 Transactions at Closing. At the Closing of the purchase and sale of the WPP Interests, the Sellers shall duly execute and deliver to the Buyer, or its nominee or nominees, such deeds, bills of sale, certificates of title, and other instruments of assignment or transfer with respect to the WPP Interests as the Buyer may reasonably request and as may be necessary to vest in the Buyer the respective WPP Interests conveyed or intended to be conveyed, and to put Buyer in actual possession of the record and beneficial title to all of the WPP Interests, in each case subject to no Encumbrance (as defined in Section 6.3 below), including, but not limited to, a Conveyance, Assignment and Bill of Sale in substantially the form of Exhibit B attached hereto. The Buyer shall deliver to the Sellers the Purchase Price by wire transfer of immediately available funds to an account specified by the Sellers or as otherwise agreed to by the Buyer and the Sellers.
5. Adjustments. 5.1 Purchase Price Adjustments.
     5.1 The Purchase Price shall be adjusted upward by each of the following:
(a) The amount, if any, by which capital expenditures attributable to the WPP Interests during the three month period from July 1, 2008 through and including September 30, 2008 (the “Quarter”) actually paid by Sellers to Buyer for capital expenditures exceed $3,569,000.
(b) The amount, if any, by which lease operating expenses (including ad valorem and severance taxes and operator’s overhead charges) attributable to the WPP Interests during the Quarter actually paid by Sellers to Buyer exceed $951,000.
(c) The value of the amount, if any, by which oil and natural gas production attributable to the WPP Interests during the Quarter for which Sellers were paid were less than 680.53 MMcfe (converted on a 6-1 basis). The actual realized weighted average sales price of the oil and gas attributable to the WPP Interests during the Quarter shall be used to determine the foregoing value.
(d) The amount of costs and expenses related to the acquisition of oil and gas leasehold attributable to the WPP Interests that would have been charged to Sellers by Buyer under the Plan but for this Agreement.
     5.2 The Purchase Price shall be adjusted downward by each of the following:
(a) The amount, if any, by which capital expenditures attributable to the WPP Interests during the Quarter actually paid by Sellers to Buyer for capital expenditures are less than $3,569,000.
(b) The amount, if any, by which lease operating expenses (including ad valorem and severance taxes and operator’s overhead charges) attributable to the WPP Interests during the Quarter actually paid by Sellers to Buyer are less than $951,000.

(c) The value of the amount, if any, by which oil and natural gas production attributable to the WPP Interests during the Quarter for which Sellers were paid exceeds 680.53 MMcfe (converted on a 6-1 basis). The actual realized weighted average sales price of the oil and gas attributable to the WPP Interests during the Quarter shall be used to determine the foregoing value.
     5.3 Certain Expenses and Revenues. Notwithstanding anything to the contrary, (a) Sellers shall pay to Buyer any amounts for lease operating expenses and capital expenditures incurred in the ordinary course of business related to the WPP Interests for periods ending prior to July 1, 2008 that have been unpaid by Sellers promptly upon receipt of Buyer’s invoice for such costs and (b) Buyer shall pay to Sellers any oil and gas proceeds attributable to production from the WPP Interests for periods ending prior to July 1, 2008 previously unpaid by Buyer promptly upon Buyer becoming aware of such non-payment.
     5.4 Settlement Statements. Attached hereto as Exhibit C is a statement (the “Preliminary Settlement Statement”) setting forth the Purchase Price with adjustments, including a reasonably detailed description, calculation and amount of each item determined in good faith by Buyer that are described in Sections 5.1, 5.2 and 5.3. The Preliminary Settlement Statement shall also set forth wire transfer instructions for the Closing payments. Payment at the Closing shall be based on the Preliminary Settlement Statement. No later than December 15, 2008 and after consultation with Sellers, Buyer shall deliver to Sellers a revised settlement statement showing in reasonable detail its calculation of the items described in the Preliminary Settlement Statement along with other adjustments or payments contemplated in this Agreement (said revised statement and the calculation thereof shall be referred to as the “Final Settlement Statement”). The Final Settlement Statement shall become final and binding on the Parties on the 30th day following the date the Final Settlement Statement is received by Sellers, unless prior to such date Sellers delivers written notice to Buyer of its disagreement with the Final Settlement Statement (a “Settlement Notice”). Any Settlement Notice shall set forth Sellers’ proposed changes to the Final Settlement Statement, including an explanation in reasonable detail of the basis on which Sellers propose such changes. If Sellers timely deliver a Settlement Notice, Buyer and Sellers shall use good faith efforts to reach written agreement on the disputed items. If the final Purchase Price as set forth in the Final Settlement Statement exceeds the estimated Purchase Price as set forth in the Preliminary Settlement Statement, then Buyer shall pay to TLW Holdings the amount of such excess without interest. If the final Purchase Price as set forth in the Final Settlement Statement is less than the estimated Purchase Price as set forth in the Preliminary Settlement Statement, then TLW Holdings shall pay to Buyer the amount of such excess without interest. Any payment shall be made within three (3) business days of the date the Final Settlement Statement becomes final pursuant to this section.
6. Representations and Warranties of the Seller. The Sellers represent and warrant to the Buyer as follows:
     6.1 Authority. The Sellers have all requisite power and authority to own and hold the WPP Interests owned or held by them. The Sellers have all requisite power, authority, and capacity to execute and deliver this Agreement and all other agreements, documents, and instruments contemplated hereby and to carry out all actions required of them pursuant to the terms of this Agreement, and this Agreement has been duly executed and delivered by the Sellers and constitutes the legal, valid, and binding obligation of the Sellers, enforceable against each Seller in accordance with its terms.
     6.2 Noncontravention. Neither the execution and delivery of this Agreement by the Sellers nor the consummation by the Sellers of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the creation or imposition of any Encumbrance (as defined in Section 6.3 below) upon any property of the Sellers (including, without limitation, any of the WPP Interests) pursuant to (a) the charter documents or operational agreements of TLW or TLW Holdings, each as amended to date; (b) any agreement or commitment to which any Seller is a party or by which either Seller or any of their properties (including, without limitation, any of the WPP Interests) is bound, or to which any Seller or any of such properties is subject; or (c) any statute or any judgment, decree, order, regulation, or rule of any court or governmental authority.
     6.3 Title to the WPP Interests. Sellers have not assigned, conveyed or otherwise disposed of beneficial or record title to any interest in the Plan or the WPP Interests assigned from Buyer pursuant to the Plan, except as between Sellers. One or more of the Sellers are the lawful owners of, and have the full right to sell, convey, transfer, assign, and deliver, the WPP Interests, without any restrictions of any kind whatsoever. One or more of the Sellers own record or beneficial title to the WPP Interests free and clear of any security interest, liens, claims, charges, options, mortgages, debts, leases (or subleases), conditional sales agreements, title retention agreements, encumbrances of any kind, created by, through or under Sellers (collectively, “Encumbrances”), and there are no filings in any registry of deeds in any jurisdiction or under the Uniform Commercial Code or similar statute in any jurisdiction showing any Seller as debtor which create or perfect or which purport to create or perfect any Encumbrance in or on any of the WPP Interests. At and as of the Closing, the Sellers will convey the WPP Interests to the Buyer by deeds, bills of sale, certificates of title, and instruments of assignment and transfer effective to vest in the Buyer, without warranty of title, except as to acts by, through or under Sellers, but not otherwise.
     6.4 Litigation, Etc. No action, suit, proceeding, or investigation is pending or, to the knowledge of either Seller, threatened, relating to, or affecting any of the WPP Interests, or which questions the validity of this Agreement or challenges any of the transactions contemplated hereby, nor is there any basis for any such action, suit, proceeding, or investigation.
     6.5 Conformity to Law. The Sellers have complied with, and are in compliance with, (a) all laws, statutes, governmental regulations, and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, or similar commands applicable to any of the WPP Interests (including, without limitation, any labor, environmental, occupational health, zoning, or other law, regulation, or ordinance); (b) all unwaived terms and provisions of all contracts, agreements, and indentures by which any of the WPP Interests is subject; and (c) TLW or TLW Holdings charter documents and operational agreements, each as amended to date. The Sellers have not committed, been charged with, or been under investigation with respect to, nor does there exist, any violation of any provision of any federal, state, or local law or administrative regulation in respect of any of the WPP Interests.

     6.6 Consents of Third Parties. The Sellers have no obligation to secure any consent from any third party in order to permit the consummation of the transactions contemplated by this Agreement.
     6.7 Tax Partnerships. The WPP Interests are not subject to any tax partnership agreements.
     6.8 Sellers’ Fees. Sellers have not made any agreement with respect to any legal, broker or finder’s fees arising out of or in any way related to the transactions contemplated by this Agreement for which Buyer will have any liability.
7. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Sellers as follows:
     7.1 Organization and Standing of Buyer. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. The buyer has full power and authority under its charter documents and Bylaws and applicable laws to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and this Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.
     7.2 Noncontravention. Neither the execution and delivery of this Agreement by the Buyer nor the consummation by the Buyer of the transactions contemplated hereby will constitute a violation of, or be in conflict with, constitute, or create a default under, or result in the creation or imposition of any liens upon any property of the Buyer pursuant to (a) the charter documents or Bylaws of the Buyer, each as amended to date; (b) any agreement or commitment to which the Buyer is a party or by which the Buyer or any of its properties is bound or to which the Buyer or any of its properties is subject; or (c) any statute or any judgment, decree, order, regulation, or rule of any court or governmental authority relating to the Buyer.
     7.3 Buyer’s Fees. Buyer has not made any agreement with respect to any legal, broker or finder’s fees arising out of or in any way related to the transactions contemplated by this Agreement for which Sellers will have any liability.
     7.4 Buyer Evaluation. Buyer is the operator of the wells and properties of which the WPP Interests are a part and has access to all of the information it needs to evaluate the merits and risks of purchasing the WPP Interests from the Sellers and acknowledges that the Sellers have made no representation to the Buyer with respect to the oil and gas reserves or value of the WPP Interests or the likely future production from the WPP Interests and Buyer is not relying on the Sellers for any such purpose.
8. General.
     8.1 Entire Agreement. This Agreement contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof, and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

     8.2 Governing Law. The validity and construction of this Agreement shall be governed by the laws of the state of Texas.
     8.3 Sections and Section Headings. All enumerated subdivisions of this Agreement are herein referred to as “section” or “subsection.” The headings of sections and subsections are for reference only and shall not limit or control the meaning thereof.
     8.4 Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs and successors of each of the parties. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other party hereto; provided, however, that nothing contained in this Section 8.4 shall prevent the Buyer, without the consent of the Sellers, from transferring or assigning this Agreement or its rights or obligations hereunder to another entity controlling, under the control of, or under common control with the Buyer.
     8.5 Survival and Materiality of Representations and Warranties. The representations and warranties of the parties hereto contained in this Agreement or otherwise made in writing in connection with the transactions contemplated hereby (in each case except as affected by the transactions contemplated by this Agreement) shall be deemed to have been relied on by the Buyer and shall survive the Closing and the consummation of the transactions contemplated hereby, but shall terminate one year after the date hereof, except as to the representations and warranties in Sections 6.1 and 6.3, which shall survive indefinitely. The provisions of Sections 3, 5 and 8 shall survive the Closing.
     8.6 Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Sellers shall execute and deliver such further instruments of conveyance and transfer and take such other actions as the Buyer may reasonably require more effectively to convey and transfer any of the WPP Interests to the Buyer. The Sellers and the Buyer shall also execute and deliver to the appropriate other party such other instruments as may be reasonably required in connection with the performance of this Agreement, and each shall take all such further actions as may be reasonably required to carry out the transactions contemplated by this Agreement.
     8.7 No Implied Rights or Remedies. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm, or corporation, other than the Sellers and the Buyer and their respective shareholders, any rights or remedies under or by reason of this Agreement.
     8.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as an instrument under seal as of the date and year first above written.

SELLERS:
/s/ Tom L. Ward
Tom L. Ward

TLW HOLDINGS, L.L.C.
By:	/s/ Tom L. Ward
Tom L. Ward
Manager

TLW INVESTMENTS, L.L.C.
By:	/s/ Tom L. Ward
Tom L. Ward
	Title:	Manager

BUYER: SANDRIDGE ENERGY, INC.
By:	/s/ Matthew K. Grubb
	Name:	Matthew K. Grubb
	Title:	Executive Vice President and Chief Operating Officer

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
ALBERTS 1-35	102089	OK	CANADIAN
ALLEGIANCE 1-18	102278	OK	WOODS
ALLISON 13-6	100665	TX	PECOS
ALLISON 13-7	100666	TX	PECOS
ALLISON 20-14	100006	TX	PECOS
ALLISON 20-15 (LOWER CAB)	100007	TX	PECOS
ALLISON 20-15 (UPPER CAB)	101687	TX	PECOS
ALLISON 20-3	12922	TX	PECOS
ALLISON 20-5	101186	TX	PECOS
ALLISON 20-6	100386	TX	PECOS
ALLISON 20-7	100009	TX	PECOS
ALLISON 20-8	100396	TX	PECOS
ALLISON 20-9	101127	TX	PECOS
ALLISON 21-13	12909	TX	PECOS
ALLISON 21-14	100897	TX	PECOS
ALLISON 21-15	100780	TX	PECOS
ALLISON 21-16	100729	TX	PECOS
ALLISON 21-17	101558	TX	PECOS
ALLISON 21-18	100577	TX	PECOS
ALLISON 21-19	101814	TX	PECOS
ALLISON 21-20	101881	TX	PECOS
ALLISON 21-22	102221	TX	PECOS
ALLISON 21-23	102294	TX	PECOS
ALLISON 21-25	100011	TX	PECOS
ALLISON 21-26	102416	TX	PECOS
ALLISON 21-27	102417	TX	PECOS
ALLISON 21-29	102449	TX	PECOS
ALLISON 4 1-1	100258	TX	PECOS
ALLISON 4 2-1	101126	TX	PECOS
ALLISON 4 2-2	101749	TX	PECOS
ALLISON 4 2-3	101750	TX	PECOS
ALLISON 4 2-4	102263	TX	PECOS
ALLISON 4 3-1	101789	TX	PECOS
ALLISON 4 3-2	102205	TX	PECOS
ALLISON 4 3-3	102264	TX	PECOS
ALLISON 4 6-1	100150	TX	PECOS
ALLISON 47-4	101120	TX	PECOS
ALLISON 47-9	100012	TX	PECOS
ALLISON 48-2	101729	TX	PECOS
ALLISON 48-3	102130	TX	PECOS
ALLISON 48-4	102295	TX	PECOS
ALLISON 48-6	102332	TX	PECOS
ALLISON NORTH 18-1R	102407	TX	PECOS
AMIS 5	12066	TX	HARRISON
ANDERSON 1-19	100616	OK	MAJOR
ANNE 1-8	101946	OK	WOODS
ARLENE 1-21	102237	OK	MAJOR
ASPEN 1-33	101782	OK	WOODWARD
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

1 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
AVA PORTER 1	12212	TX	HARRISON
BAIRD TRUST 1-15	101766	OK	WOODS
BALLPARK 1-15	101075	OK	MAJOR
BESS 1-15	102157	OK	WOODS
BIG CANYON A 1211A	101818	TX	PECOS
BIG CANYON RANCH 1 (RE-ENTRY)	12691	TX	PECOS
BILL 1-8 (OSWEGO)	100001	OK	WOODWARD
BILL 1-8 (MISSISSIPPI)	101595	OK	WOODWARD
BILL 1-8 (CHESTER)	101594	OK	WOODWARD
BILLY NEAL ROGERS GU 7	101179	TX	RUSK
BILLY NEAL ROGERS GU 8	101180	TX	RUSK
BILLY RAY 1-7	101900	OK	WOODS
BILTMORE 1-21	102180	OK	WOODS
BONNER 4	101587	TX	HARRISON
BONNER GAS UNIT 3	102000	TX	HARRISON
BONNER GAS UNIT 5	101730	TX	HARRISON
BONNER GAS UNIT 6	101825	TX	HARRISON
BREE 1-8	101945	OK	WOODS
BRENDA 1-15	100484	OK	WOODWARD
BROOKS 1-12	102142	OK	WOODS
BROWN GAS UNIT NO. 1 9	100637	TX	RUSK
BURR 1-19	100452	OK	MAJOR
CAL FARLEY BOYS RANCH 1	12064	TX	HARRISON
CAL FARLEY BOYS RANCH GAS 2	101040	TX	HARRISON
CANTON 1-33	100887	OK	WOODWARD
CAROLYN BELL GAS UNIT 10	101045	TX	HARRISON
CAROLYNN BELL 9	100800	TX	HARRISON
CAROLYNN BELL GAS UNIT 11	101971	TX	HARRISON
CAROLYNN BELL GAS UNIT 14	101762	TX	HARRISON
CAROLYNN BELL GAS UNIT 16	101949	TX	HARRISON
CAROLYNN BELL GAS UNIT 5	101761	TX	HARRISON
CAROLYNN BELL GU 6	101170	TX	HARRISON
CASE 1-15	101804	OK	ALFALFA
CASE TRUST 1-35	102186	OK	MAJOR
CASEY 1-8 (CHESTER)	101872	OK	WOODWARD
CASEY 1-8 (MISSISSIPPI)	101873	OK	WOODWARD
CASEY 1-8 (OSWEGO)	100507	OK	WOODWARD
CENTRAL 1-6	102050	OK	WOODS
CHEROKEE WATER CO GU 11	101091	TX	GREGG
CHEROKEE WATER COMPANY 10	12055	TX	GREGG
CHEROKEE WATER COMPANY UNIT 12	101970	TX	GREGG
CHIMNEY ROCK 1-27 ( MISS)	101822.2	OK	WOODWARD
CHIMNEY ROCK 1-27 (CHESTER)	101822	OK	WOODWARD
CROPP 1-11	100633	OK	WOODS
CULLAN 1-27 (CHESTER)	100534	OK	WOODWARD
CVX 1-1	102334	TX	ECTOR
CVX 1-2	102335	TX	ECTOR
CVX 1-3	102336	TX	ECTOR
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

2 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
CVX 43-1	102339	TX	ECTOR
DAVID BROWN GAS UNIT 1 7	101076	TX	RUSK
DAVID BROWN GAS UNIT NO 10	101860	TX	RUSK
DAWN 1-13	102057	OK	WOODS
DENALI 1-33	102197	OK	WOODS
DIEL 2-24	101986	OK	ALFALFA
DIXON, MATTIE ESTATE GAS 10	101038	TX	HARRISON
DOVE HOLLOW 1-16	101797	OK	WOODS
DOWNIE RANCH 4-11	100154	TX	PECOS
DOYERJOB 1-29	101185	OK	WOODS
DYCHE 1-25	100485	OK	MAJOR
EAGLES NEST 1-16	100580	OK	WOODS
EGGLESTON 1-2	100421	OK	WOODS
FARON CAIN GAS UNIT 12	101758	TX	HARRISON
FINNEGAN FARMS 1-32	101599	OK	WOODWARD
FLOYD 1-11	101780	OK	WOODS
FLYING HEART 1-8	100083	OK	WOODS
FORREST 1-15	101567	OK	MAJOR
FRAZIER 1-27 (CHESTER)	100618	OK	WOODWARD
FRAZIER 1-27 (MISSISSIPPI)	101682	OK	WOODWARD
FRECH 3-3	101865	OK	ALFALFA
G & V 1-32	101937	OK	MAJOR
G L FLOYD 1-14	101767	OK	WOODS
GARRETT 10	101586	TX	HARRISON
GARY ALLEN 1-33	102133	OK	WOODWARD
GIANT 1-1	100901	OK	WOODS
GIANT 2-1	101889	OK	WOODS
GIGOUX 1-26	102182	OK	GARFIELD
GLADNEY GAS UNIT 11	101763	TX	RUSK
GLADNEY GAS UNIT 15	102094	TX	RUSK
GLASGOW 1-20	102154	OK	MAJOR
GORDON 1-11	102207	OK	WOODWARD
GREAT WHITE 2-8 (CHESTER)	101115	OK	WOODWARD
GREAT WHITE 2-8 (OSWEGO)	100114	OK	WOODWARD
GREER 4	12068	TX	HARRISON
GUERRA, R.R. 1	100891	TX	STARR
HALLSVILLE ISD 1	12209	TX	HARRISON
HALLSVILLE ISD 4	101827	TX	HARRISON
HARDT 1	12072	TX	HARRISON
HARMS WAY 1-6	102208	OK	MAJOR
HEATON A 1-20	102329	OK	WOODS
HERMAN 1-26	101566	OK	WOODWARD
HEWITT 1-24	101855	OK	DEWEY
HOLE IN 1-1	102198	OK	WOODS
HOLLOWAY GAS UNIT 6	101759	TX	HARRISON
HOOD 1-23	101802	OK	MAJOR
HOOD 2-23	101886	OK	MAJOR
HUDSON, RUTH 33	101331	TX	GAINES
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

3 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
HUDSON, RUTH 34	101119	TX	GAINES
HULL A 1-10	101963	OK	WOODS
J & J 1-19	100614	OK	MAJOR
J EDGAR CULLERS GU 5	101146	TX	RUSK
JACK 1-24	101903	OK	WOODS
JAMES 1-32	102135	OK	WOODWARD
JANETTA 1-4	100528	OK	WOODS
JEAN 1-19	101923	OK	MAJOR
JIMMIE MYERS 1	100525	TX	RUSK
JOANNA 1-33	100886	OK	WOODWARD
JOHN 1-7	102033	OK	WOODS
JONES HEIRS C-3	100753	TX	GAINES
JULIUS 1-5	101875	OK	WOODWARD
JUSTICE 4	12065	TX	HARRISON
JUSTICE 5	12069	TX	HARRISON
KAHOE 1-28	101612	OK	WOODWARD
KAHOE 1-28R	102230	OK	WOODWARD
KANGERGA “B” 1	100649	TX	RUSK
KANGERGA 1	50337	TX	RUSK
KANGERGA ‘A’ 4	100293	TX	RUSK
KELLN 1-22A	101847	OK	WOODS
KELLY JONES 1-33	101784	OK	WOODWARD
KELSEY HULL 1-15	101691	OK	WOODS
KILLINGSWORTH GU 1	12070	TX	HARRISON
KIRBY 1-30	102167	OK	WOODWARD
KROEKER 1-29	101792	OK	MAJOR
LAVERN 1-24	101690	OK	WOODS
LINDSEY A 1-24	101771	OK	MAJOR
LOCKHART 2	100889	TX	HARRISON
LOFTIS GAS UNIT 3	101037	TX	HARRISON
LONGFELLOW 4-41	100189	TX	PECOS
LONGFELLOW 10-1	101778	TX	PECOS
LONGFELLOW 10-2	101897	TX	PECOS
LONGFELLOW 108 11-1	101123	TX	PECOS
LONGFELLOW 108 12 10	101125	TX	PECOS
LONGFELLOW 108 12 9	101124	TX	PECOS
LONGFELLOW 12-11	101673	TX	PECOS
LONGFELLOW 12-5	100162	TX	PECOS
LONGFELLOW 12-7	101109	TX	PECOS
LONGFELLOW 12-8	101111	TX	PECOS
LONGFELLOW 168 2-3	100848	TX	PECOS
LONGFELLOW 168 2-4	100171	TX	PECOS
LONGFELLOW 168 2-6	101122	TX	PECOS
LONGFELLOW 168 2-7	101556	TX	PECOS
LONGFELLOW 2-10	101893	TX	PECOS
LONGFELLOW 2-11	102077	TX	PECOS
LONGFELLOW 2-8	101892	TX	PECOS
LONGFELLOW 2-9	101704	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

4 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
LONGFELLOW 3-21	100578	TX	PECOS
LONGFELLOW 4-36 (TESNUS)	100186	TX	PECOS
LONGFELLOW 4-38R	100177	TX	PECOS
LONGFELLOW 4-40	101107	TX	PECOS
LONGFELLOW 4-42	100190	TX	PECOS
LONGFELLOW 4-45 (LOWER)	101058	TX	PECOS
LONGFELLOW 4-45 (UPPER)	102011	TX	PECOS
LONGFELLOW 4-47 (CABBALLOS A)	101641	TX	PECOS
LONGFELLOW 4-47 (LOW/1ST CAB)	100892	TX	PECOS
LONGFELLOW 4-48 (LOWER)	101922	TX	PECOS
LONGFELLOW 4-48 (UPPER)	101178	TX	PECOS
LONGFELLOW 4-49	101607	TX	PECOS
LONGFELLOW 4-49 UPPER	101607.2	TX	PECOS
LONGFELLOW 4-50	101606	TX	PECOS
LONGFELLOW 4-51	101605	TX	PECOS
LONGFELLOW 4-52	101604	TX	PECOS
LONGFELLOW 4-53	101603	TX	PECOS
LONGFELLOW 4-54	101667	TX	PECOS
LONGFELLOW 4-55	101773	TX	PECOS
LONGFELLOW 4-56	101777	TX	PECOS
LONGFELLOW 4-57	101846	TX	PECOS
LONGFELLOW 4-58	101842	TX	PECOS
LONGFELLOW 4-59	101857	TX	PECOS
LONGFELLOW 4-62	101960	TX	PECOS
LONGFELLOW 4-63	101966	TX	PECOS
LONGFELLOW 4-64R	102204	TX	PECOS
LONGFELLOW 4-65	101974	TX	PECOS
LONGFELLOW 4-66	102045	TX	PECOS
LONGFELLOW 4-67	102177	TX	PECOS
LONGFELLOW 4-68	102196	TX	PECOS
LONGFELLOW 4-71	102276	TX	PECOS
LONGFELLOW 4-72	102268	TX	PECOS
LONGFELLOW 4-73	102269	TX	PECOS
LONGFELLOW 600 -3- 12 (LOWER)	100176	TX	PECOS
LONGFELLOW 600 -3- 12 (UPPER)	101735	TX	PECOS
LONGFELLOW 600 3- 13 (TESNUS)	100533	TX	PECOS
LONGFELLOW 600 3-11	12905	TX	PECOS
LONGFELLOW 600 3-13 (1ST CAB)	101636	TX	PECOS
LONGFELLOW 600 3-22	101776	TX	PECOS
LONGFELLOW 600 3-23	101894	TX	PECOS
LONGFELLOW 600 3-25	101891	TX	PECOS
LONGFELLOW 600 3-26	101896	TX	PECOS
LONGFELLOW 600 3-27	101956	TX	PECOS
LONGFELLOW 600 3-28	101959	TX	PECOS
LONGFELLOW 600 3-30	102369	TX	PECOS
LONGFELLOW 600 3-9	100668	TX	PECOS
LONGFELLOW 600 4-13	100783	TX	PECOS
LONGFELLOW 600 4-14 (1ST CAB)	101638	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

5 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
LONGFELLOW 600 4-14 (TESNUS)	100606	TX	PECOS
LONGFELLOW 600 4-26	100805	TX	PECOS
LONGFELLOW 600 4-37 (1ST CAB)	101640	TX	PECOS
LONGFELLOW 600 4-37 (LOWER CAB	100187	TX	PECOS
LONGFELLOW 600 4-44	100588	TX	PECOS
LONGFELLOW 600 8-4	100208	TX	PECOS
LONGFELLOW 600 9-2	100194	TX	PECOS
LONGFELLOW 600 9-5	101117	TX	PECOS
LONGFELLOW 600 MD 8-3	100198	TX	PECOS
LONGFELLOW 600 MD 8-31	101138	TX	PECOS
LONGFELLOW 600 MD 8-37	101809	TX	PECOS
LONGFELLOW 600 MD 8-38	101810	TX	PECOS
LONGFELLOW 600 MD 8-39	101862	TX	PECOS
LONGFELLOW 600 MD 8-46	102058	TX	PECOS
LONGFELLOW 600 MD 8-6	100200	TX	PECOS
LONGFELLOW 600 MD 8-8	101052	TX	PECOS
LONGFELLOW DC 139 5-1	100203	TX	PECOS
LONGFELLOW FEE 2 29-1	100173	TX	PECOS
LONGFELLOW FEE 2 29-3	100175	TX	PECOS
LONGFELLOW FEE 2 29-4	102281	TX	PECOS
LONGFELLOW SS 600 18-2	100210	TX	PECOS
LONGFELLOW SS 600 18-3	101613	TX	PECOS
LONGFELLOW SS 600 40-1	100211	TX	PECOS
LONGFELLOW STATE “600” 15-9	101596	TX	PECOS
LONGFELLOW STATE 18 20-1	101844	TX	PECOS
LONGFELLOW STATE 2 28-4	100214	TX	PECOS
LONGFELLOW STATE 28-10	102267	TX	PECOS
LONGFELLOW STATE 28-2	100216	TX	PECOS
LONGFELLOW STATE 28-3	100217	TX	PECOS
LONGFELLOW STATE 28-5	100218	TX	PECOS
LONGFELLOW STATE 28-6	102164	TX	PECOS
LONGFELLOW STATE 28-7	102349	TX	PECOS
LONGFELLOW STATE 28-8	102331	TX	PECOS
LONGFELLOW STATE 600 15-8	100084	TX	PECOS
LONGFELLOW STATE 9-11	100435	TX	PECOS
LONGFELLOW STATE 9-12	101790	TX	PECOS
LONGFELLOW STATE 9-13	101813	TX	PECOS
LONGFELLOW STATE 9-14	101811	TX	PECOS
LONGFELLOW STATE 9-15	101817	TX	PECOS
LONGFELLOW STATE 9-16	101899	TX	PECOS
LONGFELLOW STATE 9-17	102046	TX	PECOS
LONGFELLOW STATE 9-8	102220	TX	PECOS
LONGFELOW 4-36 (1ST CAB)	101639	TX	PECOS
LOTOCKA 1-23	100168	OK	CANADIAN
LOWERY, E.H. 2	101050	TX	HARRISON
LOWRY GAS UNIT 4	101828	TX	HARRISON
LUKE 1-33	101783	OK	WOODWARD
LWH TRUST 1-14	101805	OK	ALFALFA
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

6 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
M MAESTRI ETAL 001	11646	LA	LAFOURCHE
MAGRILL 1	100522	TX	HARRISON
MAGRILL 2	101757	TX	HARRISON
MAGRILL 3	102001	TX	HARRISON
MAGRILL 5	102148	TX	HARRISON
MARY EDEN 1-28	102279	OK	WOODS
MARY FRANCES 1-29	101836	OK	WOODS
MARY LOUISE WALDRON 11	101590	TX	HARRISON
MARY LOUISE WALDRON 12	101950	TX	HARRISON
MARY LOUISE WALDRON 13	101951	TX	HARRISON
MARY LOUISE WALDRON 16	101952	TX	HARRISON
MARY LOUISE WALDRON GU 10	101092	TX	HARRISON
MARY LOUISE WALDRON GU 9	12054	TX	HARRISON
MARY SUE 1-21	101683	OK	WOODS
MATTESON 1-1 (CHESTER)	101781.3	OK	WOODWARD
MATTESON 1-1 (MISSISSIPPI)	101781	OK	WOODWARD
MATTESON 1-1 (OSWEGO)	101781.2	OK	WOODWARD
MATTIE DIXON GAS UNIT 12	101972	TX	HARRISON
MATTIE DIXON GAS UNIT 13	101172	TX	HARRISON
MATTIE DIXON GAS UNIT 14	102087	TX	HARRISON
MAUNTEL 1-27 (CHESTER)	100883	OK	WOODWARD
MAUNTEL 1-27 (MISSISSIPPI)	101820	OK	WOODWARD
MCHANEY GAS UNIT 1 WELL 10	101760	TX	RUSK
MCNATT 1	12071	TX	HARRISON
MERVELDT 1-36	102330	OK	CANADIAN
MICHAEL KANGERGA GU 2	100505	TX	RUSK
MILDRED 1-30	102155	OK	MAJOR
MOLHUSEN GAS UNIT 1 WELL 2	100888	TX	HARRISON
MOLLETT 1-34	101987	OK	MAJOR
MORRIS 1-15	100085	OK	MAJOR
MUSSER DAVIS LAND CO 2	120158	LA	BEAUREGARD
MYERS 1-22	101698	OK	DEWEY
NANA GAS UNIT 1 4	100696	TX	RUSK
NANA GAS UNIT 1 6	101079	TX	RUSK
NANA GAS UNIT 1 9	101078	TX	RUSK
NANA GAS UNIT 11	101765	TX	RUSK
NANA GAS UNIT NO 1 3	101041	TX	RUSK
NANA GAS UNIT NO 1 7	101992	TX	RUSK
NANA GAS UNIT NO. 1 10	101832	TX	RUSK
NANA GAS UNIT NO. 1 5	101764	TX	RUSK
NICHOLS 1-11	102073	OK	WOODS
NICKEL 1-28	102152	OK	MAJOR
NORTH PINON 23-1	100249	TX	PECOS
PAINT 11 SWD	101560	OK	WOODS
PAINT 1-11	101563	OK	WOODS
PAINT 1-12	101561	OK	WOODS
PAINT 2-11	102139	OK	WOODS
PAINT 2-12	102138	OK	WOODS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

7 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
PAISLEY 1-32	102153	OK	MAJOR
PARKER MINERALS 11-10	100716	TX	ECTOR
PARKER MINERALS 11-11	101653	TX	ECTOR
PARKER MINERALS 11-12	101651	TX	ECTOR
PARKER MINERALS 11-13	101652	TX	ECTOR
PARKER MINERALS 11-14	101694	TX	ECTOR
PARKER MINERALS 11-3	100584	TX	ECTOR
PARKER MINERALS 11-4	100587	TX	ECTOR
PARKER MINERALS 11-5	100585	TX	ECTOR
PARKER MINERALS 11-6	100735	TX	ECTOR
PARKER MINERALS 11-7	100833	TX	ECTOR
PARKER MINERALS 11-8	100166	TX	ECTOR
PARKER MINERALS 11-9	100183	TX	ECTOR
PARKER MINERALS 12-1	102146	TX	ECTOR
PARKER MINERALS 12-2	102147	TX	ECTOR
PARKER MINERALS 2-7	100573	TX	ECTOR
PARKER MINERALS 7-1	100589	TX	ECTOR
PARKER MINERALS 7-2	100590	TX	ECTOR
PARKER MINERALS 7-3	100866	TX	ECTOR
PARKER MINERALS 7-7	100089	TX	ECTOR
PARKER MINERALS 7-8	101693	TX	ECTOR
PARKER MINERALS LTD ET AL 11-2	12208	TX	ECTOR
PARKER MINERALS LTD ET AL 12-3	102174	TX	ECTOR
PARKER MINERALS LTD ET AL 18-4	101958	TX	ECTOR
PARKER MINERALS LTD ET AL 18-5	102172	TX	ECTOR
PARKER MINERALS LTD ET AL 7-10	101957	TX	ECTOR
PARKER MINERALS LTD ET AL 7-13	102170	TX	ECTOR
PARKER MINERALS LTD ET AL 7-14	102169	TX	ECTOR
PARKER MINERALS LTD ET AL 7-15	102168	TX	ECTOR
PARKER MINERALS LTD ET AL 7-16	102171	TX	ECTOR
PARKER MINERALS LTD ET AL 7-5	100240	TX	ECTOR
PARKER MINERALS LTD ET AL 8-4	102378	TX	ECTOR
PARKER MINERALS LTD ETAL 11-16	101877	TX	ECTOR
PARKER MINERALS LTD ETAL 11-17	101996	TX	ECTOR
PARKER MINERALS LTD ETAL 11-18	102015	TX	ECTOR
PARKER MINERALS LTD ETAL 11-19	102173	TX	ECTOR
PARKER MINERALS LTD ETAL 11-1A	101799	TX	ECTOR
PARKER MINERALS LTD ETAL 8-2	102377	TX	ECTOR
PARKER MINERALS, LTD ETAL 18-1	101768	TX	ECTOR
PARKER MINERALS, LTD ETAL 18-2	101918	TX	ECTOR
PARKER MINERALS, LTD ETAL 7-11	101997	TX	ECTOR
PARKER MINERALS, LTD, ETAL 7-9	101866	TX	ECTOR
PARKER MINERALS, LTD,ET AL 7-4	101829	TX	ECTOR
PARKER MINERALS, LTD.ET AL 7-6	101791	TX	ECTOR
PARKER MINERALS,LTD ET AL 7-1	102128	TX	ECTOR
PARKER MINERALS,LTD ETAL 11-15	102160	TX	ECTOR
PAYNE 6-22	101705	OK	WOODS
PEAKE 1-27 (CHESTER)	101823	OK	WOODWARD
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

8 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
PHEASANT TRAIL 1-16	101798	OK	WOODS
PHOEBE 1-26	102008	OK	ALFALFA
PHYLISS BAIRD 1-10	101655	OK	WOODS
PINTO 1-11	102194	OK	WOODS
PINTO 1-12	102176	OK	WOODS
PINTO 2-11	102195	OK	WOODS
PINTO 2-12	102193	OK	WOODS
PINTO SWD 1-11	102200	OK	WOODS
PITTMAN RANCH 1-12	102048	OK	MAJOR
POWELL GAS UNIT 1 15	101081	TX	RUSK
POWELL GAS UNIT NO 1 16	101935	TX	RUSK
POWELL GAS UNIT NO 1 17	101936	TX	RUSK
POWELL GAS UNIT NO 7	50344	TX	RUSK
POWELL GAS UNIT NO. 1-14	101701	TX	RUSK
POWELL GAS UNIT NO. 1-8	101702	TX	RUSK
POWELL GU 1 13	101969	TX	RUSK
POWELL GU 1 NO 10	50346	TX	RUSK
POWELL GU 11 MIRIAM	50357	TX	RUSK
POWELL NO 9 MIRIAM	50345	TX	RUSK
QUAIL RUN 1-16	101740	OK	WOODS
REBA GAIL 1-13	102248	OK	ALFALFA
REGIS 1-1	102192	OK	WOODWARD
RESCH GAS UNIT 2-1	12051	TX	HARRISON
RESCH GAS UNIT 3-1	101036	TX	HARRISON
REX 1-8	100608	OK	WOODS
RIDGE 1-27 (CHESTER)	101824	OK	WOODWARD
RODEANA 1-29	101837	OK	WOODS
ROLLIE C. SIMS GAS UNIT 10	101093	TX	HARRISON
ROLLIE C. SIMS GAS UNIT 11	101707	TX	HARRISON
ROLLIE C. SIMS GAS UNIT 8	11637	TX	HARRISON
ROLLIE C. SIMS GAS UNIT 9	101090	TX	HARRISON
ROSE HILL 8-1	10762	OK	OKLAHOMA
ROXIE 1-14	101919	OK	WOODS
RUSSELL 3-30	101654	OK	WOODS
RUSSELL NO 2	50330	TX	RUSK
RUTH HUDSON 28W	100581	TX	GAINES
RUTH HUDSON 29W	100582	TX	GAINES
RUTH HUDSON 30W	100583	TX	GAINES
RUTH HUDSON 31	100894	TX	GAINES
RUTH HUDSON 32	100893	TX	GAINES
RYERSON 1-36	102019	OK	WOODS
SALMON GAS UNIT 1	12211	TX	HARRISON
SAN LEON GAS UNIT B-1	50298	TX	GALVESTON
SCHRAG 1-30	101938	OK	MAJOR
SCOGGINS 1-28	101793	OK	MAJOR
SCOOTER 1-29	102256	OK	ALFALFA
SD 1-35	102323	OK	CANADIAN
SHELTON GAS UNIT NO.1 4	101085	TX	RUSK
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

9 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
SHIRLEY WAGNER 1	102579	OK	WOODS
SIMON 1-13	101674	OK	WOODS
SOUTH FORK 1-16	100493	OK	WASHITA
SPIKES GAS UNIT 1 10	101953	TX	RUSK
SPIKES GAS UNIT 1 11	101080	TX	RUSK
SPIKES GAS UNIT 1 12	101833	TX	RUSK
SPIKES GAS UNIT 1 13	101858	TX	RUSK
SPIKES GAS UNIT 1 14	101082	TX	RUSK
SPIKES GAS UNIT 1 16	101954	TX	RUSK
SPIKES GAS UNIT 1 8	101077	TX	RUSK
SPIKES GAS UNIT 1 9	101047	TX	RUSK
SPIKES GAS UNIT 7	100422	TX	RUSK
SPIKES GAS UNIT NO. 1 15	101703	TX	RUSK
SPIKES NO 6	50343	TX	RUSK
SPRAGUE TRUST 1-12	102184	OK	GARFIELD
ST TR 330 — 2 GAS UNIT 1 ST 1	50342	TX	GALVESTON
STARKS 1-26	101731	OK	ALFALFA
STATE TRACT 74-11	60499	TX	CHAMBERS
STEFFES 1-11	100494	OK	WASHITA
STEINMAN ALFRED 6	30454	TX	LAVACA
STINE 1-33	100499	OK	WOODWARD
STINSON 1-35	101856	OK	DEWEY
STONE 1-8	101930	OK	WOODS
STUMP 1-16	101173	OK	WOODWARD
SWEPCO GAS UNIT 11	101585	TX	HARRISON
SWEPCO GAS UNIT 12	100602	TX	HARRISON
TOM BROWN 1	12210	TX	HARRISON
TOM BROWN 2	101046	TX	HARRISON
TXL-JJJ 1	102488	TX	ECTOR
VANN- MCELROY GU 2	100890	TX	HARRISON
VOSS-TABOREK 1-22	102055	OK	CANADIAN
W E 1-31	102141	OK	WOODS
WAGNER 1	102580	OK	WOODS
WALTERS 1-33	101600	OK	WOODWARD
WARTICK 3	101917	OK	LATIMER
WARTICK 4-9	102018	OK	LATIMER
WARTICK 5-9	102266	OK	LATIMER
WEHRMAN 1-30	102185	OK	GARFIELD
WELCH GAS UNIT NO 1 10	101589	TX	HARRISON
WESLEY WEST 5 39-1	102179	TX	PECOS
WEST RANCH 27-13S	100532	TX	PECOS
WEST RANCH 138 27-7N	101902	TX	PECOS
WEST RANCH 22-12	12885	TX	PECOS
WEST RANCH 22-13	12933	TX	PECOS
WEST RANCH 22-16 (LOWER)	101867	TX	PECOS
WEST RANCH 22-16 (UPPER)	100378	TX	PECOS
WEST RANCH 22-17	100398	TX	PECOS
WEST RANCH 22-18	100498	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

10 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 22-19	101174	TX	PECOS
WEST RANCH 22-20 (LOWER)	101868	TX	PECOS
WEST RANCH 22-20 (UPPER)	100401	TX	PECOS
WEST RANCH 22-21	101806	TX	PECOS
WEST RANCH 22-22	101821	TX	PECOS
WEST RANCH 22-23	102203	TX	PECOS
WEST RANCH 22-25	101843	TX	PECOS
WEST RANCH 22-26	102213	TX	PECOS
WEST RANCH 22-27	101910	TX	PECOS
WEST RANCH 22-28	101961	TX	PECOS
WEST RANCH 22-29	101965	TX	PECOS
WEST RANCH 22-30	101962	TX	PECOS
WEST RANCH 22-32	102061	TX	PECOS
WEST RANCH 22-33	102063	TX	PECOS
WEST RANCH 22-34	102064	TX	PECOS
WEST RANCH 22-36	100497	TX	PECOS
WEST RANCH 22-37	102178	TX	PECOS
WEST RANCH 22-38	102210	TX	PECOS
WEST RANCH 22-39	102211	TX	PECOS
WEST RANCH 22-40	102214	TX	PECOS
WEST RANCH 22-42	102239	TX	PECOS
WEST RANCH 22-43	102240	TX	PECOS
WEST RANCH 22-44	102215	TX	PECOS
WEST RANCH 22-45	102241	TX	PECOS
WEST RANCH 22-46	102249	TX	PECOS
WEST RANCH 22-49	102286	TX	PECOS
WEST RANCH 22-7	100380	TX	PECOS
WEST RANCH 23-12	12842	TX	PECOS
WEST RANCH 23-13 (LOWER)	101177	TX	PECOS
WEST RANCH 23-13 (UPPER)	101830	TX	PECOS
WEST RANCH 23-15	101064	TX	PECOS
WEST RANCH 23-16	101175	TX	PECOS
WEST RANCH 23-17	101176	TX	PECOS
WEST RANCH 23-18	101579	TX	PECOS
WEST RANCH 23-19 (LOWER)	101944	TX	PECOS
WEST RANCH 23-19 (UPPER)	100092	TX	PECOS
WEST RANCH 23-20	101588	TX	PECOS
WEST RANCH 23-21	101744	TX	PECOS
WEST RANCH 23-22	101929	TX	PECOS
WEST RANCH 23-23	101975	TX	PECOS
WEST RANCH 23-24 L 70% PROD	101982.2	TX	PECOS
WEST RANCH 23-24 U 30% PROD	101982	TX	PECOS
WEST RANCH 23-25	102010	TX	PECOS
WEST RANCH 23-26	102004	TX	PECOS
WEST RANCH 23-29	102091	TX	PECOS
WEST RANCH 23-30	102282	TX	PECOS
WEST RANCH 23-31	102292	TX	PECOS
WEST RANCH 23-7	12813	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

11 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 25-11	100382	TX	PECOS
WEST RANCH 25-7 (LOWER)	100664	TX	PECOS
WEST RANCH 25-7 (UPPER)	101732	TX	PECOS
WEST RANCH 25-9	100383	TX	PECOS
WEST RANCH 26-10	100464	TX	PECOS
WEST RANCH 26-11	100599	TX	PECOS
WEST RANCH 26-12	100611	TX	PECOS
WEST RANCH 26-16	100597	TX	PECOS
WEST RANCH 26-17	100461	TX	PECOS
WEST RANCH 26-19	100460	TX	PECOS
WEST RANCH 26-20	100598	TX	PECOS
WEST RANCH 26-21	100459	TX	PECOS
WEST RANCH 26-6	12916	TX	PECOS
WEST RANCH 26-7 (LOWER CAB)	12957	TX	PECOS
WEST RANCH 26-7 (UPPER CAB)	101686	TX	PECOS
WEST RANCH 26-8 (CABALLOS A)	100384	TX	PECOS
WEST RANCH 26-8 (LOWER CAB)	101643	TX	PECOS
WEST RANCH 26-9	100385	TX	PECOS
WEST RANCH 27-12S	100531	TX	PECOS
WEST RANCH 27-13SR	102081	TX	PECOS
WEST RANCH 27-15SR	102257	TX	PECOS
WEST RANCH 27-16S	102079	TX	PECOS
WEST RANCH 27-19S	102481	TX	PECOS
WEST RANCH 27-20S (LOWER)	101699	TX	PECOS
WEST RANCH 27-20S (UPPER)	101699.2	TX	PECOS
WEST RANCH 27-2S	102162	TX	PECOS
WEST RANCH 27-3N	12929	TX	PECOS
WEST RANCH 27-3S	12939	TX	PECOS
WEST RANCH 27-4	100374	TX	PECOS
WEST RANCH 27-4N	100368	TX	PECOS
WEST RANCH 27-5	100375	TX	PECOS
WEST RANCH 27-5N	100453	TX	PECOS
WEST RANCH 27-6N	100591	TX	PECOS
WEST RANCH 27-8N	101947	TX	PECOS
WEST RANCH 28-5	12915	TX	PECOS
WEST RANCH 28-6	101552	TX	PECOS
WEST RANCH 28-7N	101915	TX	PECOS
WEST RANCH 28-8N	102012	TX	PECOS
WEST RANCH 31-10	100467	TX	PECOS
WEST RANCH 31-11	100466	TX	PECOS
WEST RANCH 31-12	100387	TX	PECOS
WEST RANCH 31-13	100518	TX	PECOS
WEST RANCH 31-14	100465	TX	PECOS
WEST RANCH 31-15	100180	TX	PECOS
WEST RANCH 31-16	101197	TX	PECOS
WEST RANCH 31-17	101196	TX	PECOS
WEST RANCH 31-18	101932	TX	PECOS
WEST RANCH 31-19	101659	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

12 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 31-20	101695	TX	PECOS
WEST RANCH 31-21	101801	TX	PECOS
WEST RANCH 31-24	101909	TX	PECOS
WEST RANCH 31-26	101913	TX	PECOS
WEST RANCH 31-27	102351	TX	PECOS
WEST RANCH 31-7	100469	TX	PECOS
WEST RANCH 31-8	100468	TX	PECOS
WEST RANCH 32-12	12906	TX	PECOS
WEST RANCH 32-14	12947	TX	PECOS
WEST RANCH 32-15	100087	TX	PECOS
WEST RANCH 32-16 L	100088	TX	PECOS
WEST RANCH 32-16 U	100088.2	TX	PECOS
WEST RANCH 32-17	100508	TX	PECOS
WEST RANCH 32-18	100369	TX	PECOS
WEST RANCH 32-19	101559	TX	PECOS
WEST RANCH 32-20	101668	TX	PECOS
WEST RANCH 32-21	101700	TX	PECOS
WEST RANCH 32-23	101772	TX	PECOS
WEST RANCH 32-24	101983	TX	PECOS
WEST RANCH 32-25	101984	TX	PECOS
WEST RANCH 32-26	102360	TX	PECOS
WEST RANCH 32-6	12667	TX	PECOS
WEST RANCH 32-7	12911	TX	PECOS
WEST RANCH 32-8	12936	TX	PECOS
WEST RANCH 33-10	12923	TX	PECOS
WEST RANCH 33-11	101112	TX	PECOS
WEST RANCH 33-12	101144	TX	PECOS
WEST RANCH 33-13	101672	TX	PECOS
WEST RANCH 33-14	101576	TX	PECOS
WEST RANCH 33-20	101568	TX	PECOS
WEST RANCH 33-21	102027	TX	PECOS
WEST RANCH 33-22	100389	TX	PECOS
WEST RANCH 33-24	102427	TX	PECOS
WEST RANCH 33-27	102471	TX	PECOS
WEST RANCH 33-8	12958	TX	PECOS
WEST RANCH 33-9	12945	TX	PECOS
WEST RANCH 34-10	100390	TX	PECOS
WEST RANCH 34-20	101728	TX	PECOS
WEST RANCH 34-20 (LOWER)	101728.2	TX	PECOS
WEST RANCH 34-21	101723	TX	PECOS
WEST RANCH 34-22	101911	TX	PECOS
WEST RANCH 34-23	102009	TX	PECOS
WEST RANCH 34-7	12950	TX	PECOS
WEST RANCH 34-8	12932	TX	PECOS
WEST RANCH 34-9	100392	TX	PECOS
WEST RANCH 35-3	100478	TX	PECOS
WEST RANCH 35-5	100161	TX	PECOS
WEST RANCH 42-2	102150	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

13 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 42-3	102365	TX	PECOS
WEST RANCH 43-3	12930	TX	PECOS
WEST RANCH 43-6	101139	TX	PECOS
WEST RANCH 44-1	102202	TX	PECOS
WEST RANCH 45-1	12848	TX	PECOS
WEST RANCH 45-2	12850	TX	PECOS
WEST RANCH 45-3	100399	TX	PECOS
WEST RANCH 46-2	101104	TX	PECOS
WEST RANCH 46-3	101565	TX	PECOS
WEST RANCH 46-4	102149	TX	PECOS
WEST RANCH 5-23	12912	TX	PECOS
WEST RANCH 5-24 ( UPPER)	101734	TX	PECOS
WEST RANCH 5-24 (LOWER)	100403	TX	PECOS
WEST RANCH 5-28 (LOWER CAB)	12938	TX	PECOS
WEST RANCH 5-28 (UPPER CAB)	101689	TX	PECOS
WEST RANCH 5-30	12941	TX	PECOS
WEST RANCH 5-36	12946	TX	PECOS
WEST RANCH 5-37	12921	TX	PECOS
WEST RANCH 5-38	100516	TX	PECOS
WEST RANCH 5-40	100404	TX	PECOS
WEST RANCH 5-41	12927	TX	PECOS
WEST RANCH 5-43	12902	TX	PECOS
WEST RANCH 5-46	12934	TX	PECOS
WEST RANCH 5-48	12918	TX	PECOS
WEST RANCH 5-50 (1ST CAB)	12953	TX	PECOS
WEST RANCH 5-50 (TESNUS)	101647	TX	PECOS
WEST RANCH 5-51	100672	TX	PECOS
WEST RANCH 5-52	100434	TX	PECOS
WEST RANCH 5-54	101671	TX	PECOS
WEST RANCH 5-55	101840	TX	PECOS
WEST RANCH 5-56	102044	TX	PECOS
WEST RANCH 5-57	102270	TX	PECOS
WEST RANCH 5-60	101100	TX	PECOS
WEST RANCH 5-61	100250	TX	PECOS
WEST RANCH 5-63	100440	TX	PECOS
WEST RANCH 5-64	101669	TX	PECOS
WEST RANCH 5-65	101614	TX	PECOS
WEST RANCH 5-67	101745	TX	PECOS
WEST RANCH 5-68	101779	TX	PECOS
WEST RANCH 5-71	101880	TX	PECOS
WEST RANCH 5-76 (1ST CAB)	100480	TX	PECOS
WEST RANCH 5-76 (TESNUS	101648	TX	PECOS
WEST RANCH 5-77	101841	TX	PECOS
WEST RANCH 5-78	101850	TX	PECOS
WEST RANCH 5-80	102418	TX	PECOS
WEST RANCH 5-81	101108	TX	PECOS
WEST RANCH 5-83	102028	TX	PECOS
WEST RANCH 5-84	102431	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

14 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 5-85	101043	TX	PECOS
WEST RANCH 5-87	100517	TX	PECOS
WEST RANCH 5-88	102342	TX	PECOS
WEST RANCH 5-89	100285	TX	PECOS
WEST RANCH 5-90	101113	TX	PECOS
WEST RANCH 5-91	100406	TX	PECOS
WEST RANCH 5-93	100407	TX	PECOS
WEST RANCH 5-95	100408	TX	PECOS
WEST RANCH 5-96	101927	TX	PECOS
WEST RANCH 5-97	101931	TX	PECOS
WEST RANCH 5-98 (LOWER)	102137.2	TX	PECOS
WEST RANCH 5-98 (UPPER)	102137	TX	PECOS
WEST RANCH 5-99	102419	TX	PECOS
WEST RANCH 600 8-20	100613	TX	PECOS
WEST RANCH 6-20	12925	TX	PECOS
WEST RANCH 6-29	12928	TX	PECOS
WEST RANCH 6-31 (1ST CAB)	12956	TX	PECOS
WEST RANCH 6-31 (TESNUS)	101649	TX	PECOS
WEST RANCH 6-32	12914	TX	PECOS
WEST RANCH 6-33	12917	TX	PECOS
WEST RANCH 6-34	12919	TX	PECOS
WEST RANCH 6-35	12920	TX	PECOS
WEST RANCH 6-36	12924	TX	PECOS
WEST RANCH 6-37	12931	TX	PECOS
WEST RANCH 6-38	12935	TX	PECOS
WEST RANCH 6-39	12942	TX	PECOS
WEST RANCH 6-40	12943	TX	PECOS
WEST RANCH 6-41	12948	TX	PECOS
WEST RANCH 6-42	12954	TX	PECOS
WEST RANCH 6-43 (LOWER)	100409	TX	PECOS
WEST RANCH 6-43 (UPPER)	101727	TX	PECOS
WEST RANCH 6-45 (LOWER)	101733	TX	PECOS
WEST RANCH 6-45 (UPPER)	100454	TX	PECOS
WEST RANCH 6-46	100496	TX	PECOS
WEST RANCH 6-46 (UPPER)	101726	TX	PECOS
WEST RANCH 6-47	100481	TX	PECOS
WEST RANCH 6-51 (LOWER)	101062	TX	PECOS
WEST RANCH 6-51 (UPPER)	101775	TX	PECOS
WEST RANCH 6-52	100482	TX	PECOS
WEST RANCH 6-53 (LOWER)	101835	TX	PECOS
WEST RANCH 6-53 (UPPER)	101060	TX	PECOS
WEST RANCH 6-56	101145	TX	PECOS
WEST RANCH 6-57	101061	TX	PECOS
WEST RANCH 6-58	102328	TX	PECOS
WEST RANCH 6-59	101110	TX	PECOS
WEST RANCH 6-60	101575	TX	PECOS
WEST RANCH 6-61	101134	TX	PECOS
WEST RANCH 6-64	101135	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

15 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 6-65	100479	TX	PECOS
WEST RANCH 6-67	101183	TX	PECOS
WEST RANCH 6-68	101570	TX	PECOS
WEST RANCH 6-70	101722	TX	PECOS
WEST RANCH 6-71	101815	TX	PECOS
WEST RANCH 6-72	101879	TX	PECOS
WEST RANCH 6-90	101591	TX	PECOS
WEST RANCH 6-91	101926	TX	PECOS
WEST RANCH 7-11	101132	TX	PECOS
WEST RANCH 7-12	101610	TX	PECOS
WEST RANCH 7-13	101807	TX	PECOS
WEST RANCH 7-13 ( UPPER)	101807.2	TX	PECOS
WEST RANCH 7-14	102005	TX	PECOS
WEST RANCH 7-15	102006	TX	PECOS
WEST RANCH 71-5	101577	TX	PECOS
WEST RANCH 7-19	100411	TX	PECOS
WEST RANCH 7-20	100594	TX	PECOS
WEST RANCH 7-21	100595	TX	PECOS
WEST RANCH 7-22	100593	TX	PECOS
WEST RANCH 7-23	100612	TX	PECOS
WEST RANCH 7-24	101042	TX	PECOS
WEST RANCH 7-25	101057	TX	PECOS
WEST RANCH 7-27	101696	TX	PECOS
WEST RANCH 7-28 (LOWER)	101592	TX	PECOS
WEST RANCH 7-28 (UPPER)	101592.2	TX	PECOS
WEST RANCH 7-29	101133	TX	PECOS
WEST RANCH 7-3	101054	TX	PECOS
WEST RANCH 7-31	102285	TX	PECOS
WEST RANCH 7-34	101838	TX	PECOS
WEST RANCH 7-35	101871	TX	PECOS
WEST RANCH 7-37	101816+B804	TX	PECOS
WEST RANCH 7-37 (UPPER)	101816.2	TX	PECOS
WEST RANCH 7-38	101574	TX	PECOS
WEST RANCH 7-39	101863	TX	PECOS
WEST RANCH 7-4	12926	TX	PECOS
WEST RANCH 7-40	101964	TX	PECOS
WEST RANCH 7-43	101637	TX	PECOS
WEST RANCH 7-44	101116	TX	PECOS
WEST RANCH 7-45	102140	TX	PECOS
WEST RANCH 7-46	102206	TX	PECOS
WEST RANCH 7-47	102226	TX	PECOS
WEST RANCH 7-48	102227	TX	PECOS
WEST RANCH 7-5	100575	TX	PECOS
WEST RANCH 7-5R	101114	TX	PECOS
WEST RANCH 7-6	100574	TX	PECOS
WEST RANCH 7-7 (LOWER CAB)	101688	TX	PECOS
WEST RANCH 7-7 (UPPER CAB)	100412	TX	PECOS
WEST RANCH 7-8	101084	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

16 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WEST RANCH 7-9	101608	TX	PECOS
WEST RANCH 8-10	100414	TX	PECOS
WEST RANCH 8-11	100415	TX	PECOS
WEST RANCH 8-14	100416	TX	PECOS
WEST RANCH 8-16	100418	TX	PECOS
WEST RANCH 8-19	100420	TX	PECOS
WEST RANCH 8-21	100661	TX	PECOS
WEST RANCH 8-22	101808	TX	PECOS
WEST RANCH 8-23	100610	TX	PECOS
WEST RANCH 8-24	102364	TX	PECOS
WEST RANCH 8-30	101143	TX	PECOS
WEST RANCH 8-32	101657.2	TX	PECOS
WEST RANCH 8-32	101657	TX	PECOS
WEST RANCH 8-33	101658	TX	PECOS
WEST RANCH 8-34	101706	TX	PECOS
WEST RANCH 8-35	101800	TX	PECOS
WEST RANCH 8-36	101882	TX	PECOS
WEST RANCH 8-40	101878	TX	PECOS
WEST RANCH 8-41	101901	TX	PECOS
WEST RANCH 8-43	102013	TX	PECOS
WEST RANCH 8-44	102014	TX	PECOS
WEST RANCH 8-45	102030	TX	PECOS
WEST RANCH 8-5	100423	TX	PECOS
WEST RANCH 8-7	100424	TX	PECOS
WEST RANCH SOUTH 4 5-1	12951	TX	PECOS
WEST RANCH SOUTH 4 5-2	101118	TX	PECOS
WEST RANCH SOUTH 4 5-3	101557	TX	PECOS
WEST RANCH SOUTH 4 5-4	101990	TX	PECOS
WEST RANCH SOUTH 4 5-5	102271	TX	PECOS
WEST RANCH SOUTH 51-5	12959	TX	PECOS
WEST RANCH SOUTH 51-6 (LOWER)	101743	TX	PECOS
WEST RANCH SOUTH 51-6 (UPPER)	100425	TX	PECOS
WEST RANCH SOUTH 51-7	102083	TX	PECOS
WEST RANCH SOUTH 69-1	12907	TX	PECOS
WEST RANCH SOUTH 69-1A	100429	TX	PECOS
WEST RANCH SOUTH 71-4	101578	TX	PECOS
WEST STATE 1-1	100215	TX	PECOS
WEST STATE 159 3-2	101573	TX	PECOS
WEST STATE 24-12	12960	TX	PECOS
WEST STATE 24-13	100436	TX	PECOS
WEST STATE 24-14	100694	TX	PECOS
WEST STATE 24-15	101097	TX	PECOS
WEST STATE 24-16	101098	TX	PECOS
WEST STATE 24-17	101099	TX	PECOS
WEST STATE 24-20 (LOWER)	101756	TX	PECOS
WEST STATE 24-20 (UPPER)	101756.2	TX	PECOS
WEST STATE 4-4 (LOWER)	102036	TX	PECOS
WEST STATE 4-4 (UPPER)	100091	TX	PECOS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

17 of 18

Exhibit A
DESCRIPTION OF WPP INTERESTS

Well Name	SandRidge Corporate ID	State	County
WHITE CATTLE 1-8 (CHESTER)	101794	OK	WOODWARD
WHITE CATTLE 1-8 (MISSISSIPPI)	101795	OK	WOODWARD
WHITE CATTLE 1-8 (OSWEGO)	100502	OK	WOODWARD
WILKERSON GAS UNIT 10	101834	TX	RUSK
WILKERSON GAS UNIT 11	101955	TX	RUSK
WILKERSON GAS UNIT 5	50353	TX	RUSK
WILKERSON GAS UNIT 6	50352	TX	RUSK
WYCKOFF 1-6	101876	OK	WOODWARD
YOUNG, THELMA 1	12073	TX	HARRISON
ZANDER 1-8	100512	OK	WOODS
ZOIE 1-8	100607	OK	WOODS
ZOOK 1-24	101905	OK	WOODS
Whether or not indicated herein, to the extent that interests in wells were acquired outside of the Plan, such interests are excluded from this transaction.

18 of 18

Exhibit B
ASSIGNMENT, BILL OF SALE, AND CONVEYANCE
     THIS ASSIGNMENT, BILL OF SALE, AND CONVEYANCE (this “Assignment”), effective as of 11:59 pm, Central time, on September 30, 2008 (the “Effective Time”), is made from, Tom L. Ward, TLW Investments, L.L.C., an Oklahoma limited liability company and successor to TLW, and TLW Holdings, L.L.C. an Oklahoma limited liability company, each of whose address is 1601 Northwest Expressway, Suite 1600, Oklahoma City, Oklahoma 73118 (collectively “Assignors”, and individually, “Assignor”) to SandRidge Energy, Inc., a Delaware corporation, whose address is 1601 Northwest Expressway, Suite 1600, Oklahoma City, Oklahoma 73118 (“Assignee”).
ARTICLE I
GRANTING AND HABENDUM CLAUSES
     For good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, each Assignor does hereby grant, bargain, sell, transfer, convey, set over, assign and deliver unto Assignee all of Assignor’s right, title, and interest in and to the following assets (collectively, such interests in such assets are referred to as the “Assets”):
(a) the oil and gas leases (collectively the “Leases”), including, without limitation, all overriding royalty interests and working interests, on which the oil and gas wells described in Exhibit A attached hereto (collectively, the “Wells”) are located, or with respect to such Wells, such Leases or pooled or unitized, including the Leases described in Exhibit B, and all interests in such Wells, but only to the extent the rights, titles and interests of Assignor in and to such Leases, Wells or interests were acquired, or Sellers are entitled to acquire, pursuant to that certain Riata Energy, Inc Well Participation Plan dated effective as of June 6, 2006 (collectively, the “WPP Properties”);
(b) all platforms, water source wells, injection wells, tubular goods, well equipment, lease equipment, production equipment, pipelines and all other personal property, fixtures and facilities appurtenant to or used in connection with the WPP Properties (collectively the “Facilities”);
(c) all production sales contracts, transportation agreements, pooling agreements, unitization agreements, operating agreements, processing agreements, surface leases, easements, permits, licenses and rights-of-way, orders of governmental authorities, and all other contracts, agreements and instruments related to or utilized in connection with the WPP Properties or Facilities, or the production, storage, treatment, transportation, sale or disposal of oil, gas, or other hydrocarbons, minerals or substances therefrom (the “Contracts”);
(d) all oil, gas, distillate, condensate, casinghead gas or other liquid or vaporous hydrocarbons, or other minerals (collectively, the “Hydrocarbons”), produced from or attributable to the WPP Properties from and after the Effective Time, and all Hydrocarbons produced prior to the Effective Time and in storage as of the date hereof; and
(e) that certain Riata Energy, Inc. Well Participation Plan dated effective as of June 6, 2006, including any other interests of Assignee assigned or allocated to Assignors, or any affiliates of Assignors, pursuant to such Plan.
TO HAVE AND TO HOLD the Assets unto Assignee and its successors and assigns, forever.
ARTICLE II
WARRANTY
     2.1 Warranty. Each Assignor hereby binds itself or himself, its or his respective successors and assigns to warrant and forever defend all and singular the Assets unto Assignee against every person whosoever lawfully claiming or to claim the same by through or under Assignor but not otherwise.
     2.2 Subrogation. Each Assignor hereby transfers and assigns unto Assignee, its successors and assigns, all of its or his right, title and interest under and by virtue of all covenants and warranties pertaining to the Assets, express or implied (including, without limitation, title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have heretofore been made by any of Assignor’s predecessors in title, or by any third party manufacturers, suppliers and contractors. This Assignment is made with full substitution and subrogation in and to all of the covenants and warranties that each of the Assignors has or may have against predecessors in title and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the Assets.
     2.3 Disclaimers. All tangible equipment and personal property included in the Assets is sold “AS IS, WHERE IS” AND ASSIGNOR MAKES NO, AND DISCLAIMS ANY, REPRESENTATION OR WARRANTY, WHETHER EXPRESSED OR IMPLIED, AND WHETHER BY LAW, STATUTE OR OTHERWISE, AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, CONFORMITY OF MODELS OR SAMPLES OF MATERIALS, AND PHYSICAL CONDITION. Assignors and Assignee agree that to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are conspicuous. Nothing in this Section 2.3 shall impair the warranty of title given by Assignors in Section 2.1 hereof.
ARTICLE III
MISCELLANEOUS
     3.1 Further Assurances. Each Assignor covenants and agrees to executed and deliver to Assignee all such other and additional conveyances, instruments and other documents and to do all such other acts and things as may be necessary more fully to vest in Assignee record and beneficial title to all of the Assets and the respective properties, rights and interests herein granted or intended to be granted, and to put Assignee in actual possession of the assets, including, without limitation, any assignment acceptable for filing with the Minerals Management Service (the “MMS Assignment”), if applicable. In the event any term or provision of the MMS Assignment should be inconsistent with or conflict with the terms or provisions of this Assignment, the terms and provisions of this Assignment shall control and shall govern the rights, obligations and interests of the parties hereto, their successors and assigns. The MMS Assignment and this Assignment shall, when taken together, be deemed to constitute but one conveyance and assignment by such Assignor to Assignee of all of the Assets.
     3.2 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but on conveyance.
     3.3 Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignors and Assignee and their respective successors and assigns.

     Executed this 9th day of October, 2008, but effective for all purposes as of the Effective Time.
ASSIGNORS:

Tom L. Ward

TLW HOLDINGS, L.L.C.
By:
Tom L. Ward
Manager

TLW INVESTMENTS, L.L.C.
By:
Tom L. Ward
Manager

ASSIGNEE:	SANDRIDGE ENERGY, INC.
By:
		Name:	Matthew K. Grubb
		Title:	Executive Vice President and Chief Operating Officer

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     The foregoing instrument was executed before on this the ___ day of October, 2008, by Tom L. Ward of Oklahoma City, Oklahoma.

Notary Public in and for
the State of Oklahoma

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     The foregoing instrument was executed before on this the ___ day of October, 2008, by Tom L. Ward of Oklahoma City, Oklahoma, Manager of TLW Holdings, L.L.C., an Oklahoma limited liability company.

Notary Public in and for
the State of Oklahoma

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     The foregoing instrument was executed before on this the ___ day of October, 2008, by Tom L. Ward of Oklahoma City, Oklahoma, Manager of TLW Investments, L.L.C., an Oklahoma limited liability company.

Notary Public in and for
the State of Oklahoma

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     The foregoing instrument was executed before on this the ___ day of October, 2008, by                                                               of Oklahoma City, Oklahoma,                                          of SandRidge Energy, Inc., a Delaware corporation.

Notary Public in and for
the State of Oklahoma

Exhibit C
Preliminary Settlement Statement

Reconciliation for Closing Adjustment	**Total billed Expense (Capex and Expense)
July	$3,731,730.12
August	$3,869,928.54
September	$4,460,547.29

$12,062,205.95

Aries Run Capex 7/1/08 to 10/01/08	$(3,568,803.00)
Aries Advalorem 7/1/08 to 10/01/08	$(115,834.00)
Aries Production Taxes 7/1/08 to 10/01/08	$(209,171.00)
Aries LOE 7/01/08 to 10/01/08	$(625,828.00)

(4,519,636.00)

CAPEX & Expense Pre-closing Adjustment	$7,542,569.95

August Production		Volumes	Revenue
CONDENSATE NET AMOUNT	BBLS	1,225.29	150,945.30
GAS NET AMOUNT	MCF	191,089.41	2,129,260.88
OIL NET AMOUNT	BBLS	446.79	53,835.92
PLANT NET AMOUNT	BBLS	6,685.21	8,825.06

Total	MMCFE	241,233.15	2,342,867.16

Total estimate (mmcfe)		723,699.45	$9.71
Production estimate is based on a 3x multiple of August volumes
Pricing estimate used August as an estimated weighted average

Aries Third Quarter Forecast
CONDENSATE NET AMOUNT	BBLS	—
GAS NET AMOUNT	MCF	646,489.00
OIL NET AMOUNT	BBLS	5,673.00
PLANT NET AMOUNT	BBLS	—

Total	MMCFE	680,527.00

DELTA PRODUCTION PERFORMANCE	MMCFE	(43,172.45)

Production Revenue Pre-Closing Adjustment	$(419,292.77)	$9.71

TOTAL PRE-CLOSING ADJUSTMENT	$7,123,277

PURCHASE PRICE	$60,000,000

ESTIMATED PURCHASE PRICE	$67,123,277